UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011
RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street
Miami, Florida	33178

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 3, 2011, we issued a press release reporting our financial results for the three and twelve months ended December 31, 2010 (the “Press Release”). We also hosted a conference call and webcast on February 3, 2011 during which we made a presentation on our financial results for the three and twelve months ended December 31, 2010 (the “Presentation”). The Press Release and the Presentation are available on our website at www.ryder.com.
The Press Release and Presentation include information regarding comparable earnings from continuing operations and comparable earnings per share from continuing operations for both fourth quarter and full year 2010 and 2009, which are non-GAAP financial measures as defined by SEC regulations. We believe that these non-GAAP financial measures provide useful information to investors, and allow for better year-over-year comparison, as the measures exclude from our GAAP earnings from continuing operations and earnings per share from continuing operations, as applicable, (1) restructuring charges in 2009, (2) certain tax benefits, including a benefit in the fourth quarter of 2010 related to the settlement of prior tax years and the expiration of a statute of limitations, and a benefit in the fourth quarter of 2009 related to changes in Canadian income tax laws, (3) the gain on the sale of an international asset in the fourth quarter of 2010, and impairment charges on the same international asset in the fourth quarter of 2009 and (4) costs related to an acquisition in the fourth quarter of 2010, all of which are unrelated to our ongoing business operations.
Additional information regarding non-GAAP financial measures can be found in the Press Release, the Presentation and our reports filed with the SEC.
The information in this Report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.
Item 9.01(d) Exhibits
     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated February 3, 2011, relating to Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2010.

Exhibit 99.2	Presentation prepared for a conference call and webcast held on February 3, 2011, relating to Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2010.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2011	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Art A. Garcia
Art A. Garcia, Executive Vice President
and Chief Financial Officer